UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

December 21, 2021 (December 2, 2021)

Date of report (Date of earliest event reported)

Bitwise 10 Crypto Index Fund

(Exact name of registrant as specified in its charter)

Delaware	000-56270	82-3002349
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

400 Montgomery Street, Suite 600

San Francisco, CA 94111

(Address of Principal Executive Offices) (Zip Code)

(415) 968-1843

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

Bitwise Investment Advisers, LLC (the “Sponsor”) on behalf of the Bitwise 10 Crypto Index Fund (BITW) is filing this Current Report on Form 8-K/A (the “Current Report”) to amend and restate the Company’s current report on Form 8-K originally filed on December 2, 2021 (the “Original Form 8-K”), clarifying that management of the Sponsor made the determination that the text of Note 3 as amended in Form 10-12G on August 13, 2021 could not be relied upon and that WithumSmith+Brown PC was consulted during the deliberations by management of the Sponsor. This Current Report amends and restates in its entirety Item 4.02 of the Original Form 8-K. No other changes were made to the Original Form 8-K.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 23, 2021, Bitwise Investment Advisers, LLC, (the “Sponsor”) on behalf of the Bitwise 10 Crypto Index Fund (BITW) (the “Trust”) filed its Form 10-12G with the Securities and Exchange Commission (“SEC”), which included its financial statements covering the Trust’s 2019 and 2020 fiscal years. The text of Note 3 to those financial statements is set out below between the three asterisks (***):

***

3. Fair Value Measurements

The Trust carries its investments at fair value in accordance with FASB ASC Topic 820, Fair Value Measurement. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. Fair value investments are not adjusted for transaction costs.

In determining fair value, the Trust uses various valuation approaches. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 – Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement. The following summarizes the Trust’s assets accounted for at fair value at December 31, 2020.

	Level 1	Level 2	Level 3	Total
Assets
Investments in digital assets, at fair value	$—	$374,017,545	$—	$374,017,545

The following summarizes the Trust’s assets accounted for at fair value at December 31, 2019.

	Level 1	Level 2	Level 3	Total
Assets
Investments in digital assets, at fair value	$—	$21,691,233	$—	$21,691,233

***

On August 13, 2021, in response to comments provided by the SEC, the Sponsor filed an amendment to the Form 10, which included a change to Note 3 to the financial statements. The text of Note 3 as amended is set out below between the three asterisks (***):

***

3.    Fair Value Measurements

Calculation of Valuation

For all periods through the quarterly period ended March 31, 2021, the NAV per Share, the NAV of the Trust, and the fair valuations for each Portfolio Crypto Asset were calculated by the Fund’s Administrator in reliance on the fair value of each portfolio crypto asset based on the Bitwise Crypto Asset Price, which the Sponsor is and has been responsible for calculating. The Sponsor has provided this price to the Administrator, and the Administrator uses this price (multiplied by the Trust’s holdings) for each asset to determine the fair value of the Trust’s assets. The Administrator then subtracts the Trust’s liabilities to determine the Trust’s NAV. The administrator then divides this value by the Trust’s shares outstanding in order to determine the NAV per share. As a result of the Sponsor’s responsibility in this regard, any errors, discontinuance or changes in such valuation calculations may have had or may have an adverse effect on the value of the Shares. The Sponsor instituted this valuation policy in order to generate fair value estimates as a result of its determination that U.S. GAAP contains no authoritative guidance related to the accounting for digital assets and because it determined that such policy was in the best interest of shareholders, as it would avoid misstatements in valuation of the assets potentially arising from deviations in pricing across the digital asset market, and because of the fragmented nature of the digital asset trading ecosystem. As a result, management applied this valuation technique which it determined to be appropriate given the circumstances.

Following the filing of its Form 10, the Sponsor conducted a complete review of its process for determining fair valuation in the presentation of its financial statements and calculation of NAV. In this process, the Sponsor evaluated whether or not the identification of a principal market for each of the Trust’s assets for valuation purposes, during each period for which the Trust created and had audited its financial statements, would have created a material difference in the Trust’s estimated fair value or assets. In conjunction, the Sponsor began to consider a change in valuation policy for the fair valuation of cryptocurrencies held in the Trust. As a result, the Sponsor has developed a process for the determination of a principal market for each asset based on this consideration and intends to disclose this change in valuation policy and accounting policy when implemented, which is expected to be prior to the creation of financial statements for the period ending September 30, 2021.

The process that the Sponsor has developed for identifying a principal market, as described in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820-10, which outlines the application of fair value accounting, was to begin by identifying publicly available, well-established and reputable cryptocurrency exchanges selected by the Sponsor and its affiliates in their sole discretion, currently including BitFlyer, Binance, Bitstamp, Bittrex, Coinbase, itBit, Kraken, Gemini and Poloniex, and then calculating, on each valuation period, the highest volume exchange during the 60 minutes prior to 16:00 ET for each asset. In evaluating the markets that could be considered principal markets, the Trust considered whether or not the specific markets were accessible to the Trust, either directly or through an intermediary, at the end of each period.

In the process of this review, the Sponsor also retroactively applied this process for identifying a principal market to the prior periods of reported financial results, including the fiscal years 2018, 2019 and 2020, to determine whether or not any material or significant differences would have resulted from the application of a different valuation policy in the creation of each financial statement (e.g., comparing the fair value prices determined using the existing and previous valuation methodology to the hypothetical fair value prices using an identified principal market for each asset) and to consider whether management’s use of the existing valuation policy would have created any material departures from a valuation policy of identifying a principal market.

The results of this review are presented in the tables below for each period end for which the Trust prepared financial statements. The Sponsor’s results conclude that there are no material or significant differences in valuation or the financial statements as presented when using the policy of identifying a principal market described above as compared to the existing valuation methodology for any period since the Trust commenced operations, as the average difference in valuation prices was in all cases less than 0.05% or five one hundredths of one percent for each asset for each period measured, and that such differences are immaterial in all cases.

Quarterly Period Ended March 31, 2021
Asset	Existing Fair Value Price	Potential Principal Market	Potential Principal Market Price	Difference in Valuation in Percentage Terms
BTC	$58,586.41	Coinbase	$58,601.27	0.03%
ETH	$1,899.59	Coinbase	$1,899.98	0.02%
BCH	$525.73	Coinbase	$526.01	0.05%
LTC	$193.15	Coinbase	$193.22	0.04%
EOS	$4.62	Coinbase	$4.62	0.07%
XLM	$0.39	Coinbase	$0.39	0.05%
LINK	$27.96	Coinbase	$27.96	0.01%
ATOM	$18.96	Coinbase	$18.96	-0.04%
UNI	$27.64	Coinbase	$27.62	-0.05%
AAVE	$381.29	Coinbase	$381.25	-0.01%

While the Sponsor has repeatedly disclosed in the notes to the Trust’s financial statements that U.S. GAAP contains no authoritative guidance related to the accounting for digital assets, and that management has applied accounting standards it believes are appropriate to the circumstances, and despite these findings that the previous results are immaterially different, the Sponsor intends to change its valuation policy going forward based on the foregoing discussion and interpretation of ASC 820. The Sponsor intends to change its valuation policy for the purposes of calculating its ongoing net asset value, and processing ongoing subscription into the Trust and will similarly disclose this change in valuation policy, as well as the difference between the two policies.

Valuation during the periods presented

During the periods presented, the trust carried its investments at fair value in accordance with FASB ASC Topic 820, Fair Value Measurement. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. Fair value investments are not adjusted for transaction costs. The Trust utilized this method for purposes of calculating the Trust’s NAV.

In determining fair value, the Trust uses various valuation approaches. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 – Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following summarizes the Trust’s assets accounted for at fair value at March 31, 2021.

	Level 1	Level 2	Level 3	Total
Assets
Investments in digital assets, at fair value	$—	$1,004,485,006	$—	$1,004,485,006

The following summarizes the Trust’s assets accounted for at fair value at December 31, 2020.

	Level 1	Level 2	Level 3	Total
Assets
Investments in digital assets, at fair value	$—	$374,017,545	$—	$374,017,545

***

On December 1, 2021, Management of the Sponsor concluded that because the amended text of Note 3 was added subsequent to the issuance of the opinion by WithumSmith+Brown PC (“WSB”) on April 22, 2021 related to the Trust’s financial statements, the text of Note 3 as amended could not be relied upon as part of the existing opinion over the audited financial statements. In making this determination, Management of the Sponsor evaluated a SEC comment letter, dated November 12, 2021, to the Trust’s Form 10-12G, filed August 13, 2021, and discussed its decision with WSB and the Trust’s successor auditor, KPMG LLP (“KPMG”). The Sponsor does not believe that this has a material impact on the presentation of the Trust’s financial statements and the results presented in the audited financial statements.

Management of the Sponsor also believes that the text of the amended Note 3 is accurate. Management expects that: (1) in the near future, WSB intends to re-issue the audit opinion covering the Trust’s financial statements with dual dates — the original date of April 22, 2021, and the new date of the re-issuance of the opinion— and that the re-issued and dual-dated opinion will cover unchanged financial statements from the financial statements covered by the opinion issued on April 22, 2021, except that the updated financial statements will include the amended text of Note 3 that was included in the financial statements filed on August 13, 2021; and (2) as soon as possible thereafter, the Sponsor will re-issue audited financial statements for the Trust’s fiscal years 2019 and 2020; the only substantive change in these re-issued financial statements will be to change the method of valuing the digital assets held by the

Trust based on the price on a single principle market, in full consistency with ASC 820, and related conforming changes. Management believes that neither the dual-dated audited opinion regarding financial statements nor the forthcoming re-issued, audited financial statements will differ materially from the April 22, 2021 audited financial statements, or from each other.

The Sponsor does not expect any of the above changes will have any impact on its financial position, operations or cash flow.

Management of the Sponsor has discussed the matters disclosed in this Current Report with WSB, the Company’s former independent registered public accounting firm and KPMG, its successor independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2021

Bitwise Investment Advisers, LLC as Sponsor of Bitwise 10 Crypto Index Fund (BITW)

By:	/s/ Hunter Horsley
Hunter Horsley
Chief Executive Officer (Principal Executive Officer)*

*

As the Registrant is a Trust, this report is being filed on behalf of the Registrant by Bitwise Investment Advisers, LLC, only in its capacity as the Sponsor of the Registrant. The identified person signing this report is signing in his capacity as an authorized officer of Bitwise Investment Advisers, LLC.